Exhibit 99.1
2011 ANNUAL
STOCKHOLDERS’ MEETING

MWI Company Overview
and Fiscal Year 2010 Review

Jim Cleary

Mary Pat Thompson

2011 ANNUAL STOCKHOLDERS’ MEETING
Disclaimer/Forward-Looking Statements
This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed in our Annual Report on Form 10-K, may cause results to differ materially from those anticipated in forward-looking statements.
Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially.
Potential investors should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The
Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

2011 ANNUAL STOCKHOLDERS’ MEETING
MWI Mission Statement
MWI will be the
best resource to
the veterinary
profession by
delivering
superior value,
efficiency and
innovation.

2011 ANNUAL STOCKHOLDERS’ MEETING
MWI Core Values
MWI’s culture is driven by
our five core values of customer
service, integrity, dedication,
innovation and quality. With a
history of over 30 years in
veterinary distribution, we
believe we have developed a
strong culture and business
model for the future.
integrity
customer service
dedication
innovation
quality

2011 ANNUAL STOCKHOLDERS’ MEETING
Our Company
▪ Leading distributor of animal
 health products to veterinarians
 across U.S. and U.K.
▪ Over 30 years of operating
 history
▪ 22,000+ veterinary practices in
 U.S. and 1,500+ in U.K.
▪ 15,000+ products sourced from
 550+ vendors
▪ Strong financial performance

2011 ANNUAL STOCKHOLDERS’ MEETING

2011 ANNUAL STOCKHOLDERS’ MEETING
MWI’s Revenue Mix

2011 ANNUAL STOCKHOLDERS’ MEETING
The MWI Edge: Broad Product Portfolio
▪ Over 15,000 products stocked in MWI warehouses
▪ Over 15,000 additional products available by special order
▪ Continually evaluate product portfolio to improve offerings
▪ Key products include:
Pharmaceuticals,
Vaccines and
Parasiticides
Diagnostics,
Capital Equipment
and Supplies
Veterinary Pet Food
and Nutritional
Products

2011 ANNUAL STOCKHOLDERS’ MEETING
The MWI Edge: Broad Product Portfolio

2011 ANNUAL STOCKHOLDERS’ MEETING
The MWI Edge: Premier Sales and Marketing Franchise
Direct Marketing
▪ Dual coverage approach with
 frequent contact
▪ Act as business consultants
▪ Continuous training initiatives
▪ Performance driven compensation
▪ Significant industry experience
▪ Over 700,000 pieces of direct
 marketing material distributed
▪ Comprehensive and specialty
 catalogs, loyalty programs,
 product/vendor programs, flyers,
 order stuffers

2011 ANNUAL STOCKHOLDERS’ MEETING
The MWI Edge: Innovative Technology Systems
Technology systems closely integrated with customers’ day-to-day operations
E-Commerce Platform
E-Commerce Product Sales as a
Percent of Total Sales

MWI Growth Strategies
Expand Number of
Veterinarians Served
Offer Innovative,
Differentiated Solutions to
Veterinarians
Increase Share of Spend
from Existing Customers
Pursue Strategic
Acquisitions
Expand Agreements with
Existing and New Vendors
Increase Overall
Productivity and
Profitability

2011 ANNUAL STOCKHOLDERS’ MEETING
▪ First international operations through acquisition of Centaur
 Services Limited, a supplier of animal health products in the United
 Kingdom
▪ Revenues of $1.23 billion, growth of 31%, with 14% organic growth in the United States and 17% from the Centaur acquisition
 ➢ Plus an additional $328 million of sales of agency products
▪ Operating income of $54.2 million, growth of 34%
▪ Net income of $33.4 million, growth of 34%
▪ Improvement in SG&A expenses as a percentage of revenues to
 8.6% from 9.6%
▪ Increased borrowing capacity on our credit line to $100 million
▪ Added 28 field sales reps and 18 telesales reps
▪ Growth of value-added services:
 ➢ E-commerce platform - Internet sales to independent practices and producers grew by 44%
 ➢ Our product sales from the internet as a % of sales improved to
 34% from 31% in fiscal year 2009
MWI Headline News in Fiscal Year 2010

2011 ANNUAL STOCKHOLDERS’ MEETING
What’s in store for Fiscal Year 2011…
▪ Invest in personnel, technology and distribution center
 infrastructure
 ▪ Moved to a larger distribution center in Visalia, California in
 December 2010
▪ Completed first quarter of fiscal year 2011 with 55% growth in revenues, including 29% organic growth in the US and diluted EPS of $0.87 compared to $0.63 in the same period of the prior fiscal year
▪ Continue to expand our sales force
▪ Stay committed to improve our low cost structure and make smart decisions with both our operating expenses and capital
 expenditures
▪ Continued focus on value-added services, including pharmacy programs which grew over 60% in the December quarter to $33 million
▪ Review potential acquisitions that are a strategic fit for MWI

2011 ANNUAL STOCKHOLDERS’ MEETING
Financial Overview
Mary Pat Thompson

2011 ANNUAL STOCKHOLDERS’ MEETING
Total Revenues
FY 2001 - 2010 CAGR 21.0%
Strong Growth in Revenues
Dollars in millions

2011 ANNUAL STOCKHOLDERS’ MEETING
Operating Income
FY 2001 - 2010 CAGR 25.0%
Strong Growth in Operating Income
Dollars in millions

2011 ANNUAL STOCKHOLDERS’ MEETING
Condensed Consolidated Balance Sheet ($ in thousands)
Assets 9/30/10 9/30/09
Cash   $ 911            $ 14,302
Receivables, net   189,428                  142,485
Inventories   175,292                  116,119
Other current assets   10,285                       5,463
Total Current Assets  375,916                  278,369

Property and equipment, net   15,238                      9,313
Goodwill & intangibles, net   74,040                    47,804
Other assets, net                                                        2,738                      2,433
Total Assets         $ 467,932             $ 337,919

Liabilities
Line-of-credit   $ 10,140              $ -
Accounts payable  183,604                 117,830
Accrued expenses & other current liabilities          18,749                   10,864
Total Current Liabilities  212,493                 128,694

Deferred income taxes   5,310                     1,298
Long-term debt and other long-term liabilities   3,342                             -
Stockholders' Equity   246,787                 207,927

Total Liabilities & Stockholders' Equity $ 467,932             $ 337,919

2011 ANNUAL STOCKHOLDERS’ MEETING
Stockholders’ Equity
Dollars in millions

2011 ANNUAL STOCKHOLDERS’ MEETING
Revenues - First Quarter Fiscal 2011
Dollars in millions
Total Revenues
+55%

2011 ANNUAL STOCKHOLDERS’ MEETING
Operating Income - First Quarter Fiscal 2011
Dollars in millions
Operating Income
+38%

2011 ANNUAL STOCKHOLDERS’ MEETING
Net Income - First Quarter Fiscal 2011
Dollars in millions
Net Income
+ 38%

2011 ANNUAL
STOCKHOLDERS’ MEETING